FORWARD FUNDS

Forward International Fixed Income Fund

Supplement Dated June 4, 2009

(to the Forward Funds Class A Shares and Class C Shares Prospectus

dated May 1, 2009)

Class A shares of the Forward International Fixed Income Fund (the “Fund”) will liquidate on or about June 9, 2009. As soon as is practicable after that date, Class A shareholders will receive their proportionate interest in the net assets of the Fund’s Class A shares. On or shortly after the liquidation, Class A shares will be terminated as a share class of the Fund.

Beginning on May 21, 2009, in anticipation of the liquidation, Class A shares of the Fund were closed to new investors and closed to additional investments from current shareholders. Dividend reinvestments will not be affected by this closing.

Accordingly, effective June 9, 2009, all references to Class A shares of the Fund in the Prospectus are hereby removed.

FWD001946 0609 SUP